Axos Financial, Inc. Investor Presentation October 31, 2022 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The use of future tense or words “future plans,” “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, including new initiatives and expansion, the effects of the COVID-19 pandemic, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2022, Form 10-Q for the quarter ended September 30, 2022 and its last earnings press release. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Axos’ Business Model is Differentiated From Other Banks 3 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

4 Axos Bank1 (%) Banks Greater Than $10bn2 (%) Net interest income 4.48% 2.43% As % of average assets Salaries and benefits 0.81% 1.04% Premises, equipment and other non-interest expense3 1.07% 1.16% Total non-interest expense3 1.88% 2.20% Core business margin 2.60% 0.23% Our Business Model is More Profitable Because Our Costs are Lower and Our Assets are Higher-Yielding (1) For the three months ended June 30, 2022 – the most recent data on FDIC website “Statistics on Depository Institutions Report”. Axos Bank only, excludes Axos Financial, Inc. and non-bank subsidiaries to compare to FDIC data. Data retrieved October 25, 2022. (2) All Commercial Banks by asset size. FDIC reported for three months ended June 30, 2022. Total of 159 institutions >$10 billion. Data retrieved October 25, 2022. (3) Including an $11.0 million charge due largely to a one-time resolution of a contractual claim percentages for Premises, equipment and other non-interest expense and Total non-interest expense were 1.34% and 2.15%, respectively.

5 Consumer Banking Commercial BankingSecurities Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among divisions reduce overall cost of growth strategy Investment Thesis

60.2 58.4 0 50 100 Q1 2022 Q1 2023 Consolidated Fiscal 2023 First Quarter Highlights Compared with Fiscal 2022 First Quarter 6 14,907 18,407 0 5,000 10,000 15,000 20,000 Q1 2022 Q1 2023 $ Millions Asset Growth $ Millions Net Income 11,747 15,177 0 5,000 10,000 15,000 20,000 Q1 2022 Q1 2023 $ Millions Deposit Growth 0.99 0.97 0.00 0.20 0.40 0.60 0.80 1.00 Q1 2022 Q1 2023 $ Diluted EPS Diluted EPS Return on Equity* = 16.57% Return on Assets* = 1.58% 23.5% 29.2% 16.2% 15.6% * Net income and diluted EPS exclude a pre-tax $16.0 million ($11.2 million post-tax) accrual as a result of an adverse legal judgement that has not been finalized. Without this exclusion, ROE was 13.91% and ROA was 1.32% based on GAAP earnings. 69.6* 1.15*

2.10 2.37 2.48 2.98 3.56 3.97 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2017 2018 2019 2020 2021 2022 Diluted EPS and Book Value Per Share Have Been Consistently Strong 7 Book Value Per Share (FY)Diluted EPS (FY) $ per share 13.6% CAGR $ per share 13.05 15.24 17.47 20.56 23.62 27.48 0.00 5.00 10.00 15.00 20.00 25.00 30.00 2017 2018 2019 2020 2021 2022 16.1% CAGR

Net Interest Margin Has been Stable/Rising Through a Variety of Interest Rate Cycles* Stable Net Interest Margin 8 3.90% 3.84% 3.76% 3.83% 3.92% 4.13% 1.60% 1.91% 2.40% 0.08% 0.08% 0.26% 2017 2018 2019 2020 2021 2022 NIM Effective Fed Funds rate * NIM excludes impact of HRB; relationship with HRB terminated in December 2021.

Loan Portfolio More Sensitive to Rate Increases Today Compared to Last Fed Fund Rate Hike Starting in 2015 September 30, 2015 September 30, 2022 12% 80% 9% Fixed Hybrid Variable rate 9% 38%53% Fixed HybridVariable rate 9

In the money +75 Bps +100 Bps +150 Bps Interest Rate Components of Loan and Lease Portfolio* At September 30, 2022 Floor Analysis – Variable-Rate Loans Fixed/Hybrid Years to Maturity / RepricingMix of Loan Repricing Types Variable 53% Hybrid 38% Fixed 9% 8,046 8,046 8,046 93% 100% 100% 100% 382 710 1,635 2,930 5,821 6,959 6,972 7,095 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1/2 1 2 3 5 10 20 >20 Years $M $M 5% 10% 23% 41% 100%98%98%82% 7,467 *Excludes Equipment Financing and SFR Warehouse 10

11 24.6 32.6 40.6 52.4 69.4 86.4 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Base plus 100 bps plus 200 bps Current $0.8B Off-B/S Incremental $1.7B Off-B/S Annualized Fee Income $M(1) Securities segment provides on average approximately $2.5 billion of deposits that can be brought on balance sheet or pushed to partner banks to generate fee income › Provides stable, low/no-cost deposits that can be used to fund Axos Bank’s loan growth › 22 partner banks hold on average approximately $800 million deposits off Axos Bank’s balance sheet › Significant upside to fee income if interest rates rise and/or more deposits are pushed to partner banks Optionality with Deposits from Axos Securities (1) Amount of fee income may be higher or lower, depending on amount of deposits from Axos Securities that is actually held on or off Axos Bank’s balance sheet. Base is equal to effective federal funds rate (EFFR) of 3.08% as of October 25, 2022.

Axos is a Top Performer Versus Bank Peer Group 12 Axos Bank Peer Group Percentile ROAA 1.62% 0.73% 89% Return on equity 16.80% 7.32% 89% G&A 1.99% 2.36% 28% Efficiency ratio 42.74% 67.19% 7% Source: Uniform Bank Performance Report (UBPR) as of 6/30/22; data retrieved 10/25/22. Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 6/30/22. The 89% on ROE means that the Bank outperformed 89% of all banks. The 7% efficiency ratio ranking means that only 7% of banks have lower expenses in comparison to their revenues. Peer group includes savings banks greater than $1 billion.

13 Loan Growth by Category for First Quarter Ended September 30, 2022 Loans Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Jumbo Mortgage Multifamily Small Balance Commercial Lender Finance RE SF Warehouse Lending Asset-Based Lending Auto CRE Specialty Unsecured / OD Equipment Leasing Q1 FY23 $ millions Other Q4 FY22 $3,833 177 2,127 838 4,848 676 138 557 74 10 $125 (104) 42 45 453 290 23 64 0 Inc (Dec) Commercial & Industrial Non-RE* Lender Finance Non-RE 1,481 167 625 26 $15,384 $14,254 $1,130 (1) $3,708 281 2,085 793 4,395 386 115 493 74 11 1,314 599 * Certain prior period Commercial & Industrial Non-Real Estate loans were reclassified between sub-categories to conform to the current period presentation.

14 Multifamily Single family 56% 57% Average Mortgage Loan to Value $11,879 $12,607 $13,094 $14,091 $15,212 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 56% 57% 55% 57% • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution Loan Growth Drivers Net Loans – Last Five Quarters ($ in Millions) Prudent Loan Growth With Low LTVs 53% 57% 53% 57%

15 4.2 5.9 6.9 6.8 6.5 10.41.4 1.6 1.5 1.6 1.6 0.7 5.6 7.5 8.4 8.4 8.1 11.1 0 1 2 3 4 5 6 7 8 9 10 11 12 2017 2018 2019 2020 2021 2022 $ Billions Loans for Investment Loans for Sale Strong Loan Origination Growth 12.0% 33.9% 12.0% › Organic growth in existing business lines • Multifamily geographic expansion • Agency and jumbo mortgage channel expansion • Small Balance Commercial Real Estate expansion • Large Balance Commercial / Specialty Real Estate expansion › Additional C&I verticals/product expansion › Retail auto lending launch › RIA M&A and succession lending Annual growth rate Fiscal Year Loan Originations Future Plans 14.5% 5-yr CAGR 0.0% -3.6% Expect Mid-Teens Loan Growth in FY 2023 37.0%

16 Consumer Direct Distribution Partners Small Business Banking Commercial / Treasury Management Axos Securities Specialty Deposits Fiduciary Services Diversified Deposit Gathering Business Lines ‹ Full service digital banking, wealth management, and securities trading ‹ White-label banking ‹ Business banking with simple suite of cash management services ‹ Fiduciary services for trustees ‹ 1031 exchange firms ‹ Title and escrow companies ‹ HOA and property management ‹ Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship ‹ Software allows servicing of SEC receivers and non-chapter 7 cases ‹ Full service treasury/cash management ‹ Team enhancements and geographic expansion ‹ Bank and securities cross-sell ‹ Broker-dealer client cash ‹ Broker-dealer reserve accounts $0.9 B $1.1 B $4.8 B $0.9 B $0.4 B $4.7 B $2.4 B Diversified Deposit Gathering * Deposit balances as of 9/30/22.

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 September 30, 2022 Checking Growth (6/2013 – 9/2022) = 2,267% Savings Growth (6/2013 – 9/2022) = 591% 100% of Deposits = $2.1 billion 100% of Deposits = $15.2 billion Savings – IRA 29% 8% 2% 61%% 17

18 Axos Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts Customer Base and Deposit Volume is Well Distributed Throughout the United States

19 Commercial Loans and Deposits • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution • Unique value proposition encompassing industry expertise, product/technology, service levels and financial value Loan Growth Drivers Deposit Growth Drivers Spot Balance ($B’s) $4.45 $9.67 $3.01 $6.45 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Jun-19 Jun-22 Loans Deposits 29.5% CAGR 28.9% CAGR

Non-Interest Income Growth and Diversification 8% Gain on Sale 14% Broker-Dealer Banking and Services Fee 50% Year Ended June 30, 2019 Three Months Ended September 30, 2022 Securities Segment Fee Income * (6/2019 –9/2022) = 456% 100% of Non-Interest Income = $82.9 million 100% of Non-Interest Income = $108.8 million* 34% 11% 4% 26% 6% 6% 7% Mortgage Banking Prepayment Penalty Banking and Services Fee Prepayment Penalty Advisory Fee** Mortgage Banking 24% Broker-Dealer 12% * Note: non-interest income annualized from data through 9/30/22 for presentation in pie graph and comparison vs 6/30/19. ** Note: FY23 includes advisory fee income from AAS business, which was acquired August 2, 2021. 20

21 Axos Clearing Securities Clearing & Custody Axos Invest Digital Wealth & Personal Financial Management Axos Trading Self-Directed Trading A xo s S e cu rit ie s 71 IBDs 208 RIAs 310,000 Clients 26,000 Clients Launched Fiscal Q1 2022* Consumer Banking Consumer Deposit Accounts ODL/Margin Accounts Jumbo Single Family Mortgage Loans Commercial Banking Securities-Backed Lines of Credit Cash Management Commercial Property Refinancing Digital Solutions Universal Digital Platform Account Opening Platform Access to ~336,000 Clients Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs . *Retail crypto trading launch expected in 2H calendar 2022 Axos Securities Overview

22 Integrated Securities and Banking Leveraging Bank’s existing digital platforms allows for a unique integrated and flexible Banking and Securities product features End Clients CryptoUniversal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking, Securities, and Crypto Features  Consumer Banking  Self-Directed Trading  Crypto Trading  BD/RIA (Investors) Unified Service Model Salesforce Service Cloud + Five9

23¹ InvestmentNews Top clearing and custody firms for financial advisers October 2021. Axos Clearing and Custody Highlights  Leadership team with more than 100 years combined industry experience  More than 277 employees across Clearing and Custody  Nation’s 8th largest Clearing Services firm by number of broker-dealer clients¹.  More than $30 billion in Clearing Services client assets  Axos Financial Inc., acquired E*TRADE Advisor Services in August 2021 June 2023 annualized based on 3 months 9/30/22 21% 20% 46% 10% 3% <1% Key Highlights Projected June 2023 TTM June 2022 Custody $27,834,307 $28,308,893 Clearing Fees & Execution $25,998,276 $21,875,571 Sweep Interest $61,126,253 $13,227,233 Margin Lending $13,117,534 $10,847,670 Securities Lending $3,930,608 $6,891,090 Net Interest Income (Expense) $298,215 $65,553 Net Revenues $132,305,193 $81,214,010 Custody Sweep Interest Margin Lending Securities Lending Net Interest Income (Expense) Clearing Fees & Execution

Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management Secular Industry Trends Provide Opportunities for Axos • RIAs need to reduce costs and streamline back- office ops • Automation frees up > time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs 24

Unified Managed Accounts Easy Rebalancing Customer Relationship Management Proposal Generation Simplified Account Opening eSignature Tax Management Tools Fee Billing Performance Reporting Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Note: Data as of 9/30/2022 1. 195 total advisors on Liberty platform; advisors with <$1M AUC comprise <$6M in total assets; there are 13 non-AAS RIAs not on Liberty at Axos Clearing 2. Includes $182M 401K AUC 3. Excludes $182M 401K AUC Serving 176 RIAs1 ($1M+ AUC) ~$21B Assets Under Custody2 Small RIAs 3% of Total AUC3 Advisors with <$25M in AUC Traditional RIAs 35% of Total AUC3 Gathers and manages assets, works directly with investor TAMPs 62% of Total AUC3 Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor 25

Lending BalancesAUC Increase $1.53M $3.06M $4.59M $6.11M $250M $500M $750M $1B Re ve nu e $3.05M $6.1M $9.15M $12.2M $2.75M $5.50M $8.25M $11.00M $50M $100M $150M $200M Re ve nu e Margin Balances Sec Lending Balances Axos Clearing Revenue Sensitivity to Key Metrics Increase in revenue related to key metrics – Illustrative Axos Clearing – excluding AAS Increase in AUC *Analysis does not include any benefits from cash deposits held on balance sheet; assumes margin at 6.1% and sec lending at 5.5% Increase in Lending Balances 26

27 Axos Clearing Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies* Cost Synergies* Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs *Not included in EPS accretion or tangible book value earn-back analysis

28 Axos Clearing Revenue Expansion New Growth Initiatives Leveraging lower-cost platform accelerates strategy to drive higher and more diverse revenues  Investment in build out of Sales teams to cover growth markets including LATAM  Axos Advisory Services  Portfolio Margin  Securities Backed Lines of Credit (SBLOC)  Fintech brokerage APIs  Crypto trading platform for brokers and financial advisors (offered via Axos Digital Assets, LLC) 88 4 3 41Total Fees Active Trading Fintech SBLOC Crypto Est. Revenue Contribution of New Growth Initiatives FY2023 (%) 74 6 10 7 3Total Fees Active Trading Fintech SBLOC Crypto FY2024 (%)

Axos Invest Managed Portfolios Overview  Digital advisor that helps consumers achieve their investing goals through asset allocation, diversification, and low-cost ETFs.  Automatic Rebalancing and Tax Loss Harvesting Services.  Generate recurring revenue streams on assets under management.  Imbedded Advice: Consumers are drawn to trusted advice when it is available for low cost.  Long-term track record: Retention of customers due to strong risk-adjusted performance. Creates stability in asset growth through up and down markets.  Rewards Checking 2.0: Managed Portfolios platform helps consumers achieve higher banking rate.  Consumers who do not have an advisor, looking for low-cost entry point to advice.  Consumers who have No Time or Desire to make investment decisions on their own. Core Services Customer Served Key Features Sticky customer accounts with opportunities to cross-sell banking and premium services 29

Axos Invest Self Directed Trading Overview  Competitive price discovery and execution of equity, options, ETFs, and Mutual Funds integrated with our Universal Digital Banking platform.  Access to third-party research, alerts, and watch lists.  Subscription Program: $10 monthly for extended trading hours, margin lending, reduced option costs, access to third party analyst research.  Thought Leadership: Provide market outlook, thematic blogs, product spotlights to create engagement.  Licensed Relationship Managers: Available to assist with account opening, tutorials on platform tools, and investment vehicle education.  Consumers with advisors who need a place to hold low-cost basis stock, legacy positions, self-serve on favorite ideas.  Do-It-Yourself investors who want to ideate and trade their own portfolios. Core Services Customer Served Key Features Extending our ‘synergistic loop’ to capture consumers needing S/D Trading capabilities integrated with our digital banking platform 30

Attributes Axos SoFi Betterment Fidelity Go Business Model and Differentiators Low-cost, integrated Bank, Borrow, and Invest financial suite – best of both worlds with strong value for consumers Simple ETF allocation bundled with SoFi loans and free management and unlimited access to financial advisors Simple asset allocation and rebalancing model with low fees – Advisor access with premium subscription Simplified choice for investors who want an all-digital Robo- advisor Fee Structure (AUM) 0.24% Free 0.25% Free: AUM <$10k $3/M: AUM $10k-$49.9K 0.35% >$50k User Interface Simple and seamless feel across both platforms Very simple, easy to use, but generic Very simple, easy to use, but generic Very simple, easy to use, but generic Referral Program $20/Friend $50 in Stock/Friend Fee Waiver/Friend N/A Other Access to licensed relationship team No social responsible portfolio options IRA access limited to paid membership Only offers access to Fidelity Flex mutual funds Axos Invest Managed Portfolios Industry Comparison Integrated financial suite of products Highly personal servicing approach ad Key Differentiators 31

32 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform UDB 1.0 UDB 2.0 White Label UDB Banking: Axos deposit products Borrowing: Axos loan products Investing: Managed Portfolios, Self Directed Trading, Crypto Planning: Account Aggregation, PFM, Credit Monitoring Personalized Offers + Content Co-branded Wealth Management SSO to Enrollment Portals Universal Enrollment: Single, digital point of sale UDB offers a growing set of products, capabilities and supported user segments Small Business Banking P ro d u ct s + F e a tu re s S e g m e n ts E n a b le rs 33

The Digital Experience Roadmap We continue to evolve our digital experience and provide modern solutions so financial services providers can have the speed, scalability, and flexibility they need to deliver better client experiences Roadmap for the Future White Label Universal Digital Bank White Label Enrollment White Label Digital Advisor Securities- Based Line of Credit Credit Card Cryptocurr ency 34

35 Vision Axos Digital Assets  Empower consumers with a secure crypto trading environment that unifies with everyday banking and brokerage.  Provide a flexible blockchain powered platform for issuance, trading, clearing, settlement, payment, and custodianship for digital instruments. Approach Retail (spread capture, transaction) Provide a two-sided marketplace for issuers and investors Axos Stablecoin (AXX) (interest income on reserves) Operate the core market infrastructure of AXX Clearing and Transaction Services (transaction, usage fees, spread capture) Provide API services to provide companies with a comprehensive suite of crypto, payments, and treasury services

36 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.

37 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.06 0.19 0.19 0.23 0.02 0.01 0.02 0.06 0.08 0.02 -0.05 0.00 0.05 0.10 0.15 0.20 0.25 FY18 FY19 FY20 FY21 FY22 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020.

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) 148.6 (2.4) 0.5 8.8 155.5 11.0 11.0 120 130 140 150 160 170 June 30, 2022 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries Sept 30, 2022 ACL + UCL UCLACL 1.3 38

39 Allowance for Credit Losses (ACL) by Loan Category as of September 30, 2022 Loans Single Family - Mortgage and Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Loan Balance $ millions Other ACL $ $4,009.8 2,965.0 5,523.9 631.3 10.0 ACL % Commercial & Industrial Non-RE 2,244.3 $15,384.3 14.6 73.8 14.6 0.1 34.4 $18.0 $155.5 1.01% 1.34% 0.49% 0.45% 0.10% 2.31% 1.53%

Contact Information Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 40